UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

SLB N.V. (SLB LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A. 77056 (Addresses)

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The Third-Quarter 2026 Earnings Release furnished as Exhibit 99 hereto, which is incorporated by reference into this Item 2.02, was posted on the SLB internet website (https://investorcenter.slb.com/financial-information/quarterly-results) on October 23, 2026. In accordance with General Instructions B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On October 23, 2026, SLB issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99 and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Also, see Item 2.02, “Results of Operations and Financial Condition.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K.

99	Third-Quarter 2026 Earnings Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLB LIMITED

/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: October 23, 2026